MFS(R) INFLATION-ADJUSTED BOND FUND

                  Supplement to the October 1, 2003 Prospectus

This Supplement describes the fund's class I shares, and it supplements certain information in the fund's Prospectus dated October 1, 2003. The caption headings used in this Supplement correspond with the caption headings used in the Prospectus.

You may purchase class I shares only if you are an eligible investor, as described under the caption "Description of Share Classes" below.

1.   EXPENSE SUMMARY

     Expense Table. The "Expense Table" describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund. The table is supplemented as follows:

                                                                       Class I

     Maximum Sales Charge (Load) Imposed on Purchases (as a
       percentage of offering price).............................        None
     Maximum Deferred Sales Charge (Load) (as a percentage of
       original purchase price or redemption proceeds,
       whichever is less)........................................        None

     Annual Fund Operating Expenses (expenses that are deducted from fund assets):

         Management Fees(1).............................       0.50%
         Distribution and Service (12b-1) Fees..........       None
         Other Expenses(2)..............................       5.67%
                                                               ----
         Total Annual Fund Operating Expenses(2)........       6.17%
             Fee Waiver/Expense Reimbursement(1)........      (5.67)%
                                                              ------
             Net Expenses(2)............................       0.50%
--------------------------

(1) MFS has contractually agreed to waive a portion of the fund's management fee equal to 0.15% annually, and, subject to reimbursement, bear the fund's expenses such that "Other Expenses" (after taking into the expense offset arrangement mentioned below) do not exceed 0.15% annually for class I shares.

(2) "Other Expenses" are based on estimates for the fund's current fiscal year. The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent and may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. Any such fee reductions are not reflected in the table.

Example of Expenses. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The "Example of Expenses" table is supplemented as follows:

                Share Class                    Year 1        Year 3
                -----------                    ------        ------

                Class I shares                  $51          $1,326

2.   DESCRIPTION OF SHARE CLASSES

The "Description of Share Classes" is supplemented as follows:

If you are an eligible investor (as described below), you may purchase class I shares at net asset value without an initial sales charge or CDSC upon redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares of the fund.

The following eligible investors may purchase class I shares:


     o certain retirement plans established for the benefit of employees of MFS and employees of MFS' affiliates; and


     o any fund distributed by MFD, if the fund seeks to achieve its investment objective by investing primarily in shares of the fund and other MFS funds.

In addition, MFD, at its sole discretion, may accept investments from other purchasers not listed above.

3    HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

The discussion of "How to Purchase, Exchange and Redeem Shares" is supplemented as follows:

You may purchase, redeem and exchange class I shares only through your MFD representative or by contacting MFSC (see the back cover of the Prospectus for address and phone number). You may exchange your class I shares for class I shares of another MFS Fund (if you are eligible to purchase them) and for shares of the MFS Money Market Fund at net asset value.


   The date of this Supplement is October 1, 2003, as revised October 9, 2003.